Exhibit 2

NISSIN CO., LTD. (8571)
Monthly Data for June 2004
The figures herein are based on Japanese-GAAP, are unaudited and may be subject to revision.

Number of Accounts and Loans Receivable

Month-end number of accounts

	4/30/2004	5/31/2004	6/30/2004	7/31/2004	8/31/2004	9/30/2004	10/31/2004	11/30/2004	12/31/2004	1/31/2005	2/28/2005	3/31/2005
Consumer loans	87,905	86,937	6,544
Wide loans	34,895	34,726	34,524
Small business owner loans + Business Timely loans	41,179	41,459	41,702
Small business owner loans	24,749	24,850	24,985
Business Timely loans	16,430	16,609	16,717
Secured loans	301	289	296
Notes receivable	163	132	137

Total number of accounts	164,443	163,543	83,203

Month-end loans receivable

											(amounts in
											thousands of yen)
	4/30/2004	5/31/2004	6/30/2004	7/31/2004	8/31/2004	9/30/2004	10/31/2004	11/30/2004	12/31/2004	1/31/2005	2/28/2005	3/31/2005
Consumer loans	35,240,688	34,750,162	1,947,388
Wide loans	56,645,751	56,028,392	55,261,698
Small business owner loans + Business Timely loans	74,414,008	75,006,485	75,810,286
Small business owner loans	55,508,169	55,905,869	56,606,219
Business Timely loans	18,905,838	19,100,616	19,204,066
Secured loans	9,794,962	3,186,465	3,823,960
Notes receivable	3,632,584	248,290	221,370

Total loans receivable	179,727,994	169,219,797	137,064,703

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable. Additionally, doubtful loans are included in June Loans Receivable.

Trend in the Number of Applications, Number of Approvals and Approval Ratio by Product

	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Total
Consumer loans
Applications	2,193	1,799	1,137										5,129
Approvals	526	304	147										977
Approval ratio	23.99%	16.90%	12.93%										19.05%
Wide loans
Applications	577	530	542										1,649
Approvals	473	417	436										1,326
Approval ratio	81.98%	78.68%	80.44%										80.41%
Small business owner loans
Applications	427	473	609										1,509
Approvals	396	399	512										1,307
Approval ratio	92.74%	84.36%	84.07%										86.61%
Business Timely loans
Applications	3,819	3,484	5,132										12,435
Approvals	1,373	1,121	1,689										4,183
Approval ratio	35.95%	32.18%	32.91%										33.64%
Secured loans
Applications	22	20	27										69
Approvals	17	12	19										48
Approval ratio	77.27%	60.00%	70.37%										69.57%
Notes receivable
Applications	53	38	75										166
Approvals	44	34	52										130
Approval ratio	83.02%	89.47%	69.33%										78.31%

*1 The figures for Consumer loans do not include applications and approvals through tie-up companies.

*2 The number of approvals of Business Timely loans includes the number of approved cardholders, which includes credit lines with zero balances.

Delinquent Loans by Default Days for the Years Ended June 30, 2002, 2003 and 2004

June 30, 2002

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	2,589,916	5.57	624,995	1.34	401,600	0.86	551,219	1.19	1,577,815	3.39	46,492,582
Wide loans	3,352,109	5.86	423,180	0.74	310,202	0.54	852,624	1.49	1,586,008	2.77	57,245,686
Small business owner loans	3,132,740	7.74	323,573	0.80	239,136	0.59	860,086	2.12	1,422,796	3.51	40,482,284
Business Timely loans	621,769	3.66	138,801	0.82	92,203	0.54	194,514	1.15	425,519	2.51	16,980,334
Secured loans	246,992	19.28	16,539	1.29	0	0.00	172,988	13.51	189,528	14.80	1,280,803
Notes receivable	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	10,582

Total	9,943,528	6.12	1,527,089	0.94	1,043,143	0.64	2,631,433	1.62	5,201,667	3.20	162,492,274

June 30, 2003

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	2,358,078	5.91	608,200	1.52	358,503	0.90	550,627	1.38	1,517,332	3.80	39,889,333
Wide loans	4,934,464	7.75	560,834	0.88	465,211	0.73	1,270,523	1.99	2,296,568	3.60	63,709,664
Small business owner loans	5,319,535	9.64	489,077	0.89	384,333	0.70	1,367,720	2.48	2,241,130	4.06	55,168,041
Business Timely loans	782,283	4.48	172,143	0.98	133,574	0.76	219,901	1.26	525,619	3.01	17,480,606
Secured loans	294,205	19.51	4,785	0.32	24,405	1.62	207,257	13.74	236,448	15.68	1,508,342
Notes receivable	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	11,045

Total	13,688,566	7.70	1,835,040	1.03	1,366,028	0.77	3,616,029	2.03	6,817,099	3.83	177,767,034

June 30, 2004

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	166,102	8.53	25,979	1.33	21,737	1.12	57,798	2.97	105,516	5.42	1,947,388
Wide loans	5,344,359	9.67	499,276	0.90	429,429	0.78	1,659,934	3.00	2,588,641	4.68	55,261,698
Small business owner loans	6,121,220	10.81	508,901	0.90	504,019	0.89	2,046,269	3.61	3,059,190	5.40	56,606,219
Business Timely loans	1,022,097	5.32	200,732	1.05	157,156	0.82	284,302	1.48	642,191	3.34	19,204,066
Secured loans	152,481	3.99	2,683	0.07	25,251	0.66	85,426	2.23	113,360	2.96	3,823,960
Notes receivable	14,321	6.47	0	0.00	0	0.00	0	0.00	0	0.00	221,370

Total	12,820,583	9.35	1,237,574	0.90	1,137,594	0.83	4,133,731	3.02	6,508,900	4.75	137,064,703

*	The figures in “Total” loans do not include “1day or more overdue” loans.

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable. Additionally, doubtful loans are included in June Loans Receivable.

Delinquent Loans by Default Days for the Month Ended April 30, May 31 and June 30 2004

April 30, 2004

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	1,634,326	4.64	527,170	1.50	346,157	0.98	259	0.00	873,587	2.48	35,240,688
Wide loans	4,979,602	8.79	510,681	0.90	324,798	0.57	1,448,543	2.56	2,284,023	4.03	56,645,751
Small business owner loans	5,591,351	10.07	539,185	0.97	350,310	0.63	1,808,284	3.26	2,697,781	4.86	55,508,169
Business Timely loans	740,340	3.92	251,781	1.33	184,894	0.98	0	0.00	436,676	2.31	18,905,838
Secured loans	171,161	1.75	15,948	0.16	19,892	0.20	79,526	0.81	115,368	1.18	9,794,962
Notes receivable	14,302	0.39	0	0.00	0	0.00	0	0.00	0	0.00	3,632,584

Total	13,131,083	7.31	1,844,767	1.03	1,226,054	0.68	3,336,613	1.86	6,407,436	3.57	179,727,994

May 31, 2004

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	2,185,736	6.29	641,969	1.85	462,188	1.33	296,483	0.85	1,400,641	4.03	34,750,162
Wide loans	5,346,863	9.54	672,867	1.20	377,612	0.67	1,559,475	2.78	2,609,954	4.66	56,028,392
Small business owner loans	5,866,535	10.49	645,220	1.15	467,903	0.84	1,895,508	3.39	3,008,632	5.38	55,905,869
Business Timely loans	883,069	4.62	218,249	1.14	195,196	1.02	150,538	0.79	563,984	2.95	19,100,616
Secured loans	175,120	5.50	20,913	0.66	8,677	0.27	90,903	2.85	120,494	3.78	3,186,465
Notes receivable	14,872	5.99	0	0.00	0	0.00	0	0.00	0	0.00	248,290

Total	14,472,199	8.55	2,199,220	1.30	1,511,577	0.89	3,992,910	2.36	7,703,707	4.55	169,219,797

June 30, 2004

									(amounts in thousands of yen)
	1 day or		44-66 days		67-96 days		97 days or				Loans
	more overdue	%	overdue	%	overdue	%	more overdue	%	Total	%	receivable
Consumer loans	166,102	8.53	25,979	1.33	21,737	1.12	57,798	2.97	105,516	5.42	1,947,388
Wide loans	5,344,359	9.67	499,276	0.90	429,429	0.78	1,659,934	3.00	2,588,641	4.68	55,261,698
Small business owner loans	6,121,220	10.81	508,901	0.90	504,019	0.89	2,046,269	3.61	3,059,190	5.40	56,606,219
Business Timely loans	1,022,097	5.32	200,732	1.05	157,156	0.82	284,302	1.48	642,191	3.34	19,204,066
Secured loans	152,481	3.99	2,683	0.07	25,251	0.66	85,426	2.23	113,360	2.96	3,823,960
Notes receivable	14,321	6.47	0	0.00	0	0.00	0	0.00	0	0.00	221,370

Total	12,820,583	9.35	1,237,574	0.90	1,137,594	0.83	4,133,731	3.02	6,508,900	4.75	137,064,703

*	The figures in “Total” loans do not include “1day or more overdue” loans.

*	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable. Additionally, doubtful loans are included in June loans receivable.

Newly Contracted Accounts and Loan Amounts by Application Channels

April 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	10	2,900	0	0	13	42,500	9	7,250	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	15	90,000	7	9,200	0	0
Telemarketing (Shinsei Business Finance Co., Ltd.)*	4	1,200	0	0	7	35,000	58	46,910	0	0
usen Corp.	98	26,250	0	0	17	52,000	127	92,690	0	0
Other	683	238,018	473	1,148,000	344	2,293,620	350	346,612	17	639,200
Total	795	268,368	473	1,148,000	396	2,513,120	551	502,662	17	639,200

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	32	52,650
Shinsei Business Finance Co., Ltd.	0	0	22	99,200
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	69	83,110
usen Corp.	0	0	242	170,940
Other	24	3,322,642	1,891	7,988,093
Total	24	3,322,642	2,256	8,393,993

May 31, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	3	1,100	0	0	9	30,500	9	5,850	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	14	90,000	6	6,500	2	18,000
Telemarketing (Shinsei Business Finance Co., Ltd.)*	14	4,350	0	0	13	79,500	73	58,930	0	0
usen Corp.	91	23,900	1	3,000	22	71,000	123	81,890	0	0
Other	443	123,935	416	1,028,550	341	2,604,750	201	169,120	10	224,800
Total	551	153,285	417	1,031,550	399	2,875,750	412	322,290	12	242,800

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	21	37,450
Shinsei Business Finance Co., Ltd.	0	0	22	114,500
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	100	142,780
usen Corp.	0	0	237	179,790
Other	12	14,189	1,423	4,165,345
Total	12	14,189	1,803	4,639,865

June 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	7	3,000	0	0	13	48,900	4	3,500	0	0
Shinsei Business Finance Co., Ltd.	0	0	0	0	31	168,030	3	4,000	0	0
Telemarketing (Shinsei Business Finance Co., Ltd.)*	16	5,700	0	0	12	72,000	62	51,280	0	0
usen Corp.	115	30,040	0	0	27	97,600	147	104,300	0	0
Other	386	105,163	436	1,112,430	429	2,868,230	189	149,299	19	1,745,600
Total	524	143,903	436	1,112,430	512	3,254,760	405	312,379	19	1,745,600

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	24	55,400
Shinsei Business Finance Co., Ltd.	0	0	34	172,030
Telemarketing (Shinsei Business Finance Co., Ltd.)*	0	0	90	128,980
usen Corp.	0	0	289	231,940
Other	25	51,604	1,484	6,032,326
Total	25	51,604	1,921	6,620,677

*	Figures represent results of Nissin’s service as a telemarketing agent for Shinsei Business Finance.

Month-End Number of Accounts and Loans Receivable by Application Channels

April 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	254	90,352	4	7,409	440	1,124,901	294	295,998	1	1,901
Shinsei Business Finance Co., Ltd.	4	1,352	0	0	132	589,927	65	92,252	1	7,810
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	190	59,565	1	2,460	150	547,994	866	802,927	2	9,604
usen Corp.	405	117,466	2	5,335	75	214,131	543	588,644	0	0
Other	87,052	34,971,952	34,888	56,630,546	23,952	53,031,213	14,662	17,126,015	297	9,775,644
Total	87,905	35,240,688	34,895	56,645,751	24,749	55,508,169	16,430	18,905,838	301	9,794,962

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	993	1,520,564
Shinsei Business Finance Co., Ltd.	1	585	203	691,929
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	0	0	1,209	1,422,552
usen Corp.	0	0	1,025	925,578
Other	162	3,631,998	161,013	175,167,370
Total	163	3,632,584	164,443	179,727,994

May 31, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	255	89,936	4	7,363	446	1,130,408	301	303,174	1	1,760
Shinsei Business Finance Co., Ltd.	4	1,316	0	0	140	647,191	70	98,823	2	17,749
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	198	63,289	1	2,437	162	614,120	924	864,123	2	9,504
usen Corp.	486	140,378	3	8,268	96	279,853	651	730,942	0	0
Other	85,994	34,455,241	34,718	56,010,323	24,006	53,234,294	14,663	17,103,551	284	3,157,452
Total	86,937	34,750,162	34,726	56,028,392	24,850	55,905,869	16,609	19,100,616	289	3,186,465

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	1,007	1,532,642
Shinsei Business Finance Co., Ltd.	0	0	216	765,081
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	0	0	1,287	1,553,474
usen Corp.	0	0	1,236	1,159,444
Other	132	248,290	159,797	164,209,153
Total	132	248,290	163,543	169,219,797

June 30, 2004

									(amounts in thousands of yen)
	Consumer loans		Wide loans		Small business owner loans		Business Timely loans		Secured loans
	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	257	88,958	4	7,307	454	1,147,047	300	301,715	1	1,737
Shinsei Business Finance Co., Ltd.	4	1,258	0	0	170	791,932	65	91,115	2	17,651
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	188	61,666	1	2,409	170	662,596	955	901,827	2	9,388
usen Corp.	585	168,115	3	8,119	123	373,587	771	875,757	0	0
Other	5,510	1,627,388	34,516	55,243,861	24,068	53,631,057	14,626	17,033,649	291	3,795,182
Total	6,544	1,947,388	34,524	55,261,698	24,985	56,606,219	16,717	19,204,066	296	3,823,960

[Additional columns below]

[Continued from above table, first column(s) repeated]

			(amounts in thousands of yen)
	Notes receivable		Total
	Number of	Loan	Number of	Loan
Application channel	accounts	amounts	accounts	amounts
Sanyo Club Co., Ltd.	0	0	1,016	1,546,767
Shinsei Business Finance Co., Ltd.	0	0	241	901,958
Telemarketing (Shinsei Business Finance Co., Ltd.)*1	0	0	1,316	1,637,887
usen Corp.	0	0	1,482	1,425,579
Other	137	221,370	79,148	131,552,509
Total	137	221,370	83,203	137,064,703

*1	Figures represent results of Nissin’s service as a telemarketing agent for Shinsei Business Finance.

*2	Bankrupt and delinquent loans receivable are included in the total balance of loans receivable. Additionally, doubtful loans are included in June loans receivable.

Month-End Breakdown of Borrowings and Borrowing Rates

Breakdown of borrowings by lender

					(amounts in millions of yen)
	June 30, 2004		March 31, 2004		June 30, 2003
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Indirect	85,625	69.88%	92,701	64.66%	100,443	68.79%
Bank	62,482	50.99%	64,771	45.18%	69,666	47.71%
Life insurance companies	0	0.00%	100	0.07%	168	0.12%
Non-life insurance companies	2,162	1.76%	2,407	1.68%	2,025	1.39%
Other financial institutions	20,982	17.12%	25,423	17.73%	28,584	19.58%
Direct	36,901	30.12%	50,666	35.34%	45,572	31.21%

Total	122,527	100.00%	143,367	100.00%	146,015	100.00%

Borrowings by maturity

					(amounts in millions of yen)
	June 30, 2004		March 31, 2004		June 30, 2003
	Amount	Ratio	Amount	Ratio	Amount	Ratio
Short-term loan	5,700	4.65%	5,300	3.70%	4,900	3.36%
Long-term loan	116,827	95.35%	138,067	96.30%	141,115	96.64%
Long-term loan within 1year	57,802	47.18%	61,923	43.19%	63,668	43.60%
Long-term loan over 1year	59,024	48.17%	76,143	53.11%	77,446	53.04%

Total	122,527	100.00%	143,367	100.00%	146,015	100.00%

Borrowing rates

			(%)
	June 30, 2004	March 31, 2004	June 30, 2003
Indirect	2.28	2.33	2.39
Bank	2.21	2.28	2.36
Life insurance companies	—	2.39	2.09
Non-life insurance companies	2.61	2.60	2.82
Other financial institutions	2.45	2.44	2.44
Direct	1.82	2.04	2.21

Total	2.14	2.23	2.34